Expenses by nature (Details 1) - BRL (R$) R$ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Expenses by nature
Costs attributable to secondary offering		R$ 0	R$ 0	R$ (2,220)
Impairment of intangible assets		0	0	(21,895)
Government grant		931	1,141	2,481
Fair value adjustment on accounts payable for business acquired		(4,863)	(11,497)	0
Other	[1]	9,382	1,898	(572)
Total		R$ 5,450	R$ (8,458)	R$ (22,206)

[1]	Refers mainly to: (i) in 2023, a reversal of provision relative to the re-imposition of Social Security Contribution on Gross Revenue in Brazil (R$2,866), other revenue related to the Brazilian Incentive Food Program (R$ 2,277) and a reversal of bonus retention (R$ 1,666); (ii) in 2022, the recognition of research and development tax credit (R$ 2,439); and (iii) in 2021, it comprises miscellaneous expenses.